UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2025

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

001-33807
(Commission File Number)

Nevada	26-1232727
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value	SATS	The Nasdaq Stock Market L.L.C.

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

001-39144

(Commission File Number)

Nevada	88-0336997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

HUGHES SATELLITE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

333-179121

(Commission File Number)

Colorado	45-0897865
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

333-31929

(Commission File Number)

Colorado	84-1328967
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

9601 South Meridian Boulevard
Englewood, Colorado	80112
(Address of principal executive offices)	(Zip code)

(303) 723-1000

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

License Purchase Agreement

On August 25, 2025, EchoStar Corporation, a Nevada corporation (“EchoStar” or “Seller”), and the other Seller Parties named therein, (together with Seller, the “Seller Parties” and each a “Seller Party”) and AT&T Mobility II LLC, a Delaware limited liability company (“Buyer”), a subsidiary of AT&T Inc. (“AT&T or “Buyer”) entered into a License Purchase Agreement (the “License Purchase Agreement,” and the transactions contemplated thereby, the “Transactions”).

Pursuant to the terms and subject to the conditions set forth in the License Purchase Agreement, the Seller Parties have agreed to sell all 3.45 GHz and 600 MHz spectrum licenses that are either licensed to or pending assignment to the Seller Parties as of the date of the License Purchase Agreement (collectively, the “Licenses”), together with a 99-year extension of existing leases for Buyer’s exclusive use of certain wireless spectrum licenses in Hawaii (the “Extended Hawaii Lease Agreements”), for an aggregate purchase price of $22,650,000,000.00 in cash, subject to certain potential adjustments (the “Closing Purchase Price”).

The Closing Purchase Price is subject to downward adjustment in the event certain Licenses are ultimately excluded by either the Seller Parties or the Buyer under specified customary circumstances. The Seller Parties are not obligated to consummate the Transactions if the Closing Purchase Price, after giving effect to the aggregate amount of any such adjustments, is less than $18.6 billion (the “Minimum Purchase Price”). However, if the aggregate amount of such reductions would otherwise reduce the Closing Purchase Price below the Minimum Purchase Price, the Buyer may elect to pay the Minimum Purchase Price at Closing, in which case this condition will be deemed satisfied.

The License Purchase Agreement provides that, at the closing of the Transactions, any amounts outstanding under that certain Loan and Security Agreement, dated November 26, 2021, between DISH DBS Corporation as lender and DISH Network Corporation will be repaid in full using proceeds from the Transactions to the respective holders of the Tranche A and Tranche B receivables under such agreement (the “Debt Payoff”). In addition, all outstanding secured notes issued pursuant to that certain Secured Indenture, dated November 15, 2022 (“DISH Secured Indenture”), by and among DISH Network Corporation, the Guarantors identified therein, and U.S. Bank Trust Company, National Association, as trustee and collateral agent, will be redeemed concurrently with the Closing in accordance with the terms of the DISH Secured Indenture (the “Redemption”).

The License Purchase Agreement provides that completion of the Transactions is subject to the satisfaction or waiver of certain mutual closing conditions, including: (a) no judgment or injunction restraining, enjoining or otherwise prohibiting the Transactions; (b) filings and clearances under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (c) the receipt of certain consents and approvals from the Federal Communications Commission; and (d) the termination or modification of the Final Judgment and Stipulation and Order entered in United States v. Deutsche Telekom AG, et al, Case No. 1:19-cv-02232, ECF Nos. 85 and 2-1 (D.D.C.) to allow the consummation of the Transactions.

In addition to the mutual closing conditions described above, the consummation of the Transactions is also subject to the satisfaction or waiver of certain conditions that are solely for the benefit of the Buyer, including: (a) receipt of all required regulatory approvals, without the imposition of any condition that would result in a Buyer Regulatory Adverse Effect; (b) grant of all requests included in the Federal Communications Commission applications and notices; (c) completion of the Redemption and the Debt Payoff; (c) delivery of a legal opinion confirming the absence of conflicts; (d) the aggregate amount of downward purchase price adjustments not exceeding an agreed upon materiality threshold; and (e) absence of any Material Adverse Change (as defined therein).

The Closing is expected to occur in the first half of 2026.

The License Purchase Agreement provides for specified termination rights. Among other customary termination rights, the Buyer or the Seller Parties have the right to terminate the Purchase Agreement if the Transactions are not consummated within 12 months of the date of the License Purchase Agreement, subject to up to two six-month extensions if necessary to allow the completion of obtaining the required regulatory approvals. The initial six-month extension may be exercised at the election of either the Buyer or the Seller Parties, while any second six-month extension would require the mutual agreement of both parties.

The License Purchase Agreement contains customary representations, warranties and covenants related to the Licenses. The License Purchase Agreement also provides that the Buyer and the Seller Parties will indemnify one another under certain circumstances, subject to the terms and conditions set forth in the License Purchase Agreement. These provisions include, among others: (i) indemnification by the Buyer in favor of the Seller Parties for losses arising from or relating to the ownership, operation, or use of the Licenses following the Closing; and (ii) indemnification by the Seller Parties in favor of the Buyer for losses arising from or relating to the ownership, operation, or use of the Licenses during the period prior to the Closing.

The foregoing description of the License Purchase Agreement is not complete and is qualified in its entirety by reference to the License Purchase Agreement, which will be filed as an exhibit to EchoStar’s next Quarterly Report on Form 10-Q. A copy of the press release announcing the Transaction is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On August 26, 2025, the Company issued a press release announcing the execution of the License Purchase Agreement. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated in this Item 7.01 by reference.

Item 8.01. Other Events.

Amendments to the Network Services Agreement

Simultaneously with the execution of the License Purchase Agreement, DISH Wireless L.L.C., a subsidiary of EchoStar, and AT&T Mobility LLC, a subsidiary of AT&T, entered into the Fifth Amendment and the Sixth Amendment to the Network Services Agreement (the “NSA”) (the “Fifth Amendment”) and (the “Sixth Amendment”), respectively. The term of the Fifth Amendment is scheduled to begin on January 1, 2026 and extends certain terms and conditions under the NSA that were previously available only through the end of 2025.

The Sixth Amendment sets forth new terms including reduced rates if DISH meets certain minimum data thresholds while transitioning to a hybrid MNO. A hybrid MNO is where DISH operates those portions of the network infrastructure such as the network core and billing and provisioning software, while DISH's network partner, AT&T, provides elements including base stations, radios, radio access network (RAN) software and spectrum frequencies.  DISH may elect to transition to a hybrid MNO and trigger the Sixth Amendment rates as early as the fourth quarter of 2025 and AT&T has agreed to provide these services to DISH through December 31, 2031.  The pricing under Sixth Amendment takes effect on the first day of the month in which DISH hits specific data traffic thresholds.  DISH is not obligated to transition to a hybrid MNO or meet the specified data thresholds, but will not be entitled to the terms of the Sixth Amendment unless it has met such thresholds and is transitioning to a hybrid MNO.

During the term, DISH has the option to extend the Sixth Amendment up to two times for additional extension terms of 2-years each, until either December 31, 2033 or December 31, 2035 (each an “Extension Term”). Any Extension Term exercised by DISH also contains certain minimum purchase commitments.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release of EchoStar Corporation, dated August 26, 2025.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION DISH NETWORK CORPORATION HUGHES SATELLITE SYSTEMS CORPORATION DISH DBS CORPORATION
Date: August 26, 2025	By:	/s/ Dean A. Manson
Dean A. Manson Chief Legal Officer and Secretary